Logo


                    AMENDMENT TO AGREEMENT OF INDEMNITY


THIS DOCUMENT TO BE KNOWN AS THE RELEASE II

   It is hereby mutually agreed that for good and valuable consideration, receipt of which is hereby acknowledged, the Agreement of Indemnity dated the 1st day of July 1992 (hereinafter called the Agreement) and executed by Morrison Knudsen Corporation, a Delaware Corporation, and all of the companies listed in paragraph Twenty-Third of said Agreement, their successors and assigns, (all of whom are hereinafter called Indemnitors) and executed by said Indemnitors to provide indemnity to Fidelity and Deposit Company of Maryland and Colonial American Casualty and Surety Company (both of whom are hereinafter called Surety) in accordance with the terms of said Agreement is amended as follows:



   FIRST Surety and all of the Indemnitors hereby release G. W. Murphy Construction Company, Inc., Black Construction Corporation,
            Black Micro Corporation, and E. E. Black, Limited (hereinafter called Releasees), their successors and assigns from all obligations of indemnity to Surety or to each other which obligations may have been incurred by Releasees because of any and all bonds which may have been issued by Surety on behalf of the other Indemnitors whether as a joint venturer or otherwise, except for those certain contracts and related bonds subject to the release dated September 21, 1995 between E. E. Black,
            Limited, Morrison Knudsen Corporation, Tutor-Saliba Corporation, and Fidelity and Deposit Company of Maryland. This release does not apply to any obligation of indemnity which may have been incurred in the past or which may be incurred in the future because of any bond issued by Surety in which any one or more of Releasees is named as bond principal either alone or as a joint venturer.


   SECOND Except as amended by the terms of Release II, and any prior releases, all terms and conditions of the Agreement remain unchanged.

        Dated this 21st day of September, 1995.
                               ---------

ATTEST:                           FIDELITY AND DEPOSIT COMPANY OF MARYLAND

By: /s/ James I. Keenan, Jr.      By: /s/ Richard F. Yeazel
    ------------------------          ----------------------------------
    James I. Keenan, Jr.              Richard F. Yeazel
    Secretary                         Senior Vice President

ATTEST                             COLONIAL AMERICAN CASUALTY AND SURETY COMPANY

By: /s/ C. Wayne Robbins           By: /s/ Stewart F. Duke
    ------------------------           ---------------------------------
    (Title)                            (Title)
    C. Wayne Robbins, Assistant        Stewart F. Duke, Vice President
    Secretary

ATTEST:                            MORRISON KNUDSEN CORPORATION (DELAWARE)

By: /s/ J. M. Robertson            By: /s/ Stephen G. Hanks
    ------------------------           ---------------------------------
    (Title) J. M. Robertson            (Title) Stephen G. Hanks
            Assistant Secretary                Executive Vice President

ATTEST:                            MORRISON KNUDSEN CORPORATION (OHIO)

By: /s/ J. M. Robertson            By: /s/ Stephen G. Hanks
    ------------------------           ---------------------------------
    (Title) J. M. Robertson            (Title) Stephen G. Hanks
            Assistant Secretary                Executive Vice President


ATTEST:                            ATASCOSA MINING CO.

By: /s/ J. M. Robertson            By: /s/ Stephen G. Hanks
    ------------------------           ---------------------------------
    (Title) J. M. Robertson            (Title) Stephen G. Hanks, Secretary
            Assistant Secretary

ATTEST:                            E. E. BLACK, LTD.

By: /s/ J. M. Robertson            By: /s/ Stephen G. Hanks
    ------------------------           ---------------------------------
    (Title) J. M. Robertson            (Title) Stephen G. Hanks, Secretary
            Assistant Secretary


ATTEST:                            BLACK CONSTRUCTION CORPORATION

By: /s/ J. M. Robertson            By: /s/ Douglas L. Brigham
    ------------------------           ---------------------------------
    (Title) J. M. Robertson            (Title) Douglas L. Brigham
            Assistant Secretary                Treasurer



ATTEST:                            BLACK MICRO CORPORATION

By: /s/ J. M. Robertson            By: /s/ Stephen G. Hanks
    ------------------------           ---------------------------------
    (Title) J. M. Robertson            (Title) Stephen G. Hanks
            Assistant Secretary                Secretary

ATTEST:                            CENTENNIAL ENGINEERING, INC.

By: /s/ J. M. Robertson            By: /s/ Stephen G. Hanks
    ------------------------           ---------------------------------
    (Title) J. M. Robertson            (Title) Stephen G. Hanks
            Assistant Secretary                Executive Vice President




ATTEST:                            CF SYSTEMS CORPORATION

By: /s/ J. M. Robertson            By: /s/ Stephen G. Hanks
    ------------------------           ---------------------------------
    (Title) J. M. Robertson            (Title) Stephen G. Hanks
            Assistant Secretary                Secretary




ATTEST:                            G. W. MURPHY CONSTRUCTION CO., INC.

By: /s/ J. M. Robertson            By: /s/ Stephen G. Hanks
    ------------------------           ---------------------------------
    (Title) J. M. Robertson            (Title) Stephen G. Hanks
            Assistant Secretary                Secretary




ATTEST:                            NATIONAL PROJECT, INC.

By: /s/ J. M. Robertson            By: /s/ Stephen G. Hanks
    ------------------------           ---------------------------------
    (Title) J. M. Robertson            (Title) Stephen G. Hanks
            Assistant Secretary                Senior Vice President




ATTEST:                            NAVASOTA MINING COMPANY, INC.

By: /s/ J. M. Robertson            By: /s/ Stephen G. Hanks
    ------------------------           ---------------------------------
    (Title) J. M. Robertson            (Title) Stephen G. Hanks
            Assistant Secretary                Secretary

Logo                                                               NEWS RELEASE
- -------------------------------------------------------------------------------
FOR RELEASE:                 March 22, 1996



          MORRISON KNUDSEN SELLS 23% OF McCONNELL DOWELL
                       TO CEDAR GROUP, INC


   BOISE - Morrison Knudsen Corporation announced today that on March 21, 1996, it sold its remaining 9.55 million shares in McConnell Dowell Corporation for $1.60 (Aus) per share on the Australian Stock Exchange. Proceeds to Morrison Knudsen from this sale will total approximately $11.6 million (U.S). The purchaser was Ceder Group Australia Pty. Limited.

   This transaction completes the sale of Morrison Knudsen's shareholdings in McConnell Dowell. In two prior transactions in 1996, MK sold approximately
8.27 million shares to Ceder at $1.25 (Aus) per share. And in a transaction announced March 19, 1996, MK sold approximately 8.27 million shares to Downer Group Australia Pty.Limited at $1.45 (Aus) per share. Total proceeds to MK form the sale of all its shareholdings in McConnell Dowell will approximate $28 million (U.S.).

   McConnell Dowell is a Melbourne-based engineering and construction company with operations throughout Asia, Australia and New Zealand and is listed on the Australian and New Zealand stock exchanges (MDC).

   Morrison Knudsen Corporation (MRN-NYSE), founded in 1912, serves the world's environmental, industrial, mining, operations and maintenance, process, power, transportation and heavy construction markets as an engineer and constructor.


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